SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **ONYX SOFTWARE INC.**, did on January 10, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on January 13, 2012.

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20120112-2316
You may verify this certificate online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

040102

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120022878-32
	Filing Date and Time 01/10/2012 11:25 AM
	Entity Number E0023792012-8

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Onyx Software Inc.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: 1st Nevada Incorporating Network Name [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address — City — Nevada — Zip Code Mailing Address (if different from street address) — City — Nevada — Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 1,000 — Par value per share: $ .001 — Number of shares without par value: 1,000
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) RyanArnett Name 1250 Wood Branch Park Dr. Suite 400 — Houston — TX — 77079 Street Address — City — State — Zip Code 2) Sath Sivasothy Name 1250 Wood Branch Park Dr. Suite 400 — Houston — TX — 77079 Street Address — City — State — Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be: Import / Export Electronics & Textiles
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	1st Nevada Incorporating Network — X [signature] Name — Incorporator Signature 112 North Curry Street — Carson City — NV — 89703 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X [signature] — Jan. 10, 2012 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

Onyx Software Inc.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 1/01/12 TO 12/31/12

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

1ST NEVADA INCORPORATING NETWORK
112 NORTH CURRY STREET
CARSON CITY, NEVADA 89703-4934

Filed in the office of	Document Number 20120022879-43
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 01/10/2012 11:25 AM
	Entity Number E0023792012-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

[ ] This corporation is a publicly traded corporation. The Central Index Key number is:

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Ryan Arnett	**PRESIDENT** (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1250 Wood Branch Park Dr. Suite 400	Houston	TX	77079
NAME	TITLE(S)		
	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
Sath Sivasothy	**TREASURER** (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1250 Wood Branch Park Dr. Suite400	Houston	TX	77079
NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer

Title: President

Date:

20030001

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120111938-36
	Filing Date and Time: 02/16/2012 3:16 PM
	Entity Number: E0023792012-8

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Onyx Software Inc. E0023792012-8

2. The articles have been amended as follows: (provide article numbers, if available)

- Amendment to Company Name Change to: Vyrian, Inc.
-Amendment to Corporate Officers: Seth Sivasothy - President
Ryan Arnett - Secretary
Tony Sivasothy - Treasurer
Bharat Jagani - Director
-Amendment for Company Address and Officers: 10101 Southwest Freeway
Suite 400
Houston, TX 77074

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 2/16/2012 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Amended

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Vyrian, Inc.
NAME OF CORPORATION

FILE NUMBER
E0023792012-8

FOR THE FILING PERIOD OF 2/16/2012 TO 12/31/2012

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

STATE AGENT AND TRANSFER SYNDICATE, INC.
112 NORTH CURRY STREET
CARSON CITY, NEVADA 89703-4934

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number: 20120111937-47
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time: 02/16/2012 3:16 PM
	Entity Number: E0023792012-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ **Return one file stamped copy.** (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to the form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
SATH SIVASOTHY	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10101 SOUTHWEST FREEWAY, SUITE 400	HOUSTON	TX	77074
NAME	**TITLE(S)**		
RYAN ARNETT	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10101 SOUTHWEST FREEWAY, SUITE 400	HOUSTON	TX	77074
NAME	**TITLE(S)**		
TONY SIVASOTHY	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10101 SOUTHWEST FREEWAY, SUITE 400	HOUSTON	TX	77074
NAME	**TITLE(S)**		
BHARAT JAGANI	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10101 SOUTHWEST FREEWAY, SUITE 400	HOUSTON	TX	77074

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 78 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: Secretary

Date: 02/16/2012

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20120561622-77
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/14/2012 8:04 AM
	Entity Number E0023792012-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

Vyrian, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Increase the "Par Share Count" from 1,000 to 100,000,000 shares @ .001.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Authorized Signature

X 8/3/12
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

NAME OF CORPORATION	FILE NUMBER
VYRIAN, INC.	E0023792012-8

FOR THE FILING PERIOD OF 2013 TO 2014. DUE BY 1/31/2013
File list with the NEVADA SECRETARY OF STATE

110101

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

1ST NEVADA INCORPORATING NETWORK
112 NORTH CURRY ST
CARSON CITY NV 89703

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. USE BLACK INK ONLY - DO NOT HIGHLIGHT
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ___ [ ]

NOTE: If claiming an exemption, a notorized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______________

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

ANNUAL LIST FILING FEE: $175.00 LATE PENALTY: $75.00 | **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00**

NAME / ADDRESS	TITLE(S)	CITY	ST	ZIP
SATH SIVASOTHY ~~10101 SOUTHWEST FREEWAY STE 400~~ 9894 BISSONNET ST, HOUSTON, TX 77036	PRESIDENT, CEO, DIRECTOR ~~PRESIDENT (OR EQUIVALENT OF)~~	HOUSTON	TX	77074
~~TONY SIVASOTHY~~ ~~10101 SOUTHWEST FREEWAY STE 400~~	~~SECRETARY (OR EQUIVALENT OF)~~	~~HOUSTON~~	~~TX~~	~~77074~~
TONY SIVASOTHY ~~10101 SOUTHWEST FREEWAY STE 400~~ 9894 BISSONNET ST, HOUSTON, TX	CFO, TREASURER, DIRECTOR ~~TREASURER (OR EQUIVALENT OF)~~	HOUSTON	TX	77074
BHARAT JAGANI ~~10101 SOUTHWEST FREEWAY STE 400~~ 9894 BISSONNET ST, HOUSTON, TX	COO, SECRETARY, DIRECTOR ~~DIRECTOR~~	HOUSTON	TX	77074

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 13 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: CEO

Date: 02/05/13

VYRIAN, INC.

Business Entity Information

Status:	Active	File Date:	1/10/2012
Type:	Domestic Corporation	Entity Number:	E0023792012-8
Qualifying State:	NV	List of Officers Due:	1/31/2014
Managed By:		Expiration Date:	
NV Business ID:	NV20121029750	Business License Exp:	1/31/2014

Registered Agent Information

Name:	1ST NEVADA INCORPORATING NETWORK	Address 1:	112 NORTH CURRY ST
Address 2:		City:	CARSON CITY
State:	NV	Zip Code:	89703
Phone:		Fax:	
Mailing Address 1:		Mailing Address 2:	
Mailing City:		Mailing State:	NV
Mailing Zip Code:			
Agent Type:	Commercial Registered Agent - Corporation		
Jurisdiction:	NEVADA	Status:	Active

Financial Information

No Par Share Count:	0	Capital Amount:	$ 100,000.00
Par Share Count:	100,000,000.00	Par Share Value:	$ 0.001

Officers

☐ Include Inactive Officers

Secretary - BHARAT JAGAN			
Address 1:	9894 BISSONNET ST	Address 2:	
City:	HOUSTON	State:	TX
Zip Code:	77036	Country:	
Status:	Active	Email:	

President - SATH SIVASOTHY			
Address 1:	9894 BISSONNET ST	Address 2:	
City:	HOUSTON	State:	TX
Zip Code:	77036	Country:	
Status:	Active	Email:	

Treasurer - TONY SIVASOTHY			
Address 1:	9894 BISSONNET ST	Address 2:	

City:	HOUSTON	State:	TX
Zip Code:	77036	Country:	
Status:	Active	Email:	

Actions\Amendments

Action Type:	Articles of Incorporation		
Document Number:	20120022878-32	# of Pages:	1
File Date:	1/10/2012	Effective Date:	
Initial Stock Value: Par Value Shares: 1,000 Value: $ 0.001 No Par Value Shares: 1,000 -- Total Authorized Capital: $ 1.00			
Action Type:	Initial List		
Document Number:	20120022879-43	# of Pages:	1
File Date:	1/10/2012	Effective Date:	
(No notes for this action)			
Action Type:	Amendment		
Document Number:	20120111936-36	# of Pages:	1
File Date:	2/16/2012	Effective Date:	
(No notes for this action)			
Action Type:	Amended List		
Document Number:	20120111937-47	# of Pages:	1
File Date:	2/16/2012	Effective Date:	
(No notes for this action)			
Action Type:	Amended List		
Document Number:	20120477608-07	# of Pages:	1
File Date:	7/9/2012	Effective Date:	
(No notes for this action)			
Action Type:	Amendment		
Document Number:	20120561622-77	# of Pages:	1
File Date:	8/14/2012	Effective Date:	
Previous Stock Value: Par Value Shares: 1,000 Value: $ 0.001 No Par Value Shares: 1,000 -- Total Authorized Capital: $ 1.00 New Stock Value: Par Value Shares: 100,000,000 Value: $ 0.001 No Par Value Shares: 0 -- Total Authorized Capital: $ 100,000.00			
Action Type:	Annual List		
Document Number:	20130083207-26	# of Pages:	1
File Date:	2/6/2013	Effective Date:	
13-14			